UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (date of earliest event reported): July 15, 2022
Digital Turbine, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-35958	22-2267658
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

110 San Antonio Street,Suite 160, Austin, TX	78701
(Address of Principal Executive Offices)	(Zip Code)

(512) 387-7717
(Registrant’s Telephone Number, Including Area Code)
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions. (see General Instruction A.2. below)

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock	APPS	NASDAQ
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02        Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(c) On July 15, 2022, due to the significant growth and expansion of Digital Turbine, Inc. (the “Corporation”), the Corporation appointed Matthew Gillis as President of the Corporation.

Mr. Gillis joined the Corporation as President of On Device Solutions in January 2022. Prior to joining the Corporation, Mr. Gillis was the Chief Executive Officer of Clean.io, a cyber-security company dedicated to safeguarding user experience, from January 2019 to June 2021. Previously, Mr. Gillis served in senior leadership positions during a number of acquisitions under Verizon: from June 2017 to August 2018 as Senior Vice President of Publisher Platforms at Oath; from November 2015 to June 2017 as Senior Vice President at AOL Platforms leading their publisher platforms; and at Millennial Media, as President, Platform Business from October 2014 to November 2015, EVP of Global Monetization Solutions from April 2013 to October 2014, SVP of Global Monetization Solutions from August 2011 to April 2013, and Senior Vice President of Business Development from August 2010 to August 2011. Prior to this, Mr. Gillis served in senior roles at Capcom Interactive Inc. and Cosmic Infinity. Mr. Gillis has served as a Board Member of 33Across since August 2021. Mr. Gillis holds a BA in Communication Studies from Wilfrid Laurier University.

There are no transactions, or proposed transactions, to which the Corporation is or was a party and in which Mr. Gillis had a direct or indirect material interest that are required to be disclosed under Item 404(a) of Regulation S-K.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

(a) On July 15, 2022, the Board of Directors (the “Board”) of the Corporation approved amendments to Article II of the Bylaws of the Corporation (the “Amendment”). The Amendment provides that notice of each annual or special meeting of the stockholders of the Corporation (the “Stockholders”), and any waiver of notice of the same by a Stockholder, may be made by electronic transmission. Additionally, the Amendment provides that any instrument appointing a Stockholder’s proxy may be delivered to the secretary of such meeting by electronic transmission.

The above description of the Amendment is qualified in its entirety by reference to the full text of the Amendment, a copy of which is included as Exhibit 3.1 hereto and incorporated herein by reference.
Item 9.01        Financial Statements and Exhibits
Exhibits

Exhibit No.	Description
3.1	Fifth Amendment to Bylaws of Digital Turbine, Inc.
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

July 15, 2022	Digital Turbine, Inc.
	By:	/s/ Barrett Garrison
Barrett Garrison
Executive Vice President & Chief Financial Officer
EXHIBITS INDEX

Exhibit No.	Description
3.1	Fifth Amendment to Bylaws of Digital Turbine, Inc.